Exhibit 31.2
CERTIFICATION PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF
1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT
OF 2002
I, Jordan Neeser, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 of Ivanhoe Electric Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 28, 2025
	By:	/s/ Jordan Neeser
Jordan Neeser
Chief Financial Officer (principal financial officer)